Exhibit 12(b)
Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act
I, John J. Kelley, President & Chief Executive Officer of WT Mutual Fund (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 8, 2012	/s/ John J. Kelley John J. Kelley, President & Chief Executive Officer
(principal executive officer)
I, John C. McDonnell, Vice President & Chief Financial Officer of WT Mutual Fund (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 8, 2012	/s/ John C. McDonnell John C. McDonnell, Vice President & Chief Financial Officer
(principal financial officer)